SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                     FORM 8-K/A1

                                   CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



  Date of Report (date of earliest event reported):  January 30, 1995

                              Security Capital Bancorp
               (Exact name of registrant as specified in its charter)



      North Carolina                  0-12359                 56-1354694
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)         Identification No.)


                               507 West Innes Street
                               Post Office Box 1387
                         Salisbury, North Carolina 28145-1387
                       (Address of principal executive offices)



       Registrant's telephone number, including area code:  (704) 636-3775


                                          N/A
             (Former name or former address, if changed since last report)


                                                                PAGE 1 OF 16

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    Item 1.  Changes in Control of Registrant
            Not Applicable.

    Item 2.  Acquisition or Disposition of Assets
            Not Applicable.

    Item 3.  Bankruptcy or Receivership
            Not Applicable.


    Item 4.  Changes in Registrant's Certifying Accountant
            Not Applicable.

    Item 5.  Other Events
                     Security  Capital  Bancorp ("SCBC") was incorporated as
            First Security Financial Corporation ("FSFC"). FSFC was formed on January 28, 1983 as the holding company for Security Bank and Trust Company ("Bank"). The corporate reorganization through which the Bank became a subsidiary of FSFC was effective on July 12, 1983.

                     On  June  30, 1992, Omni Capital Group, Inc. was merged
            with and into FSFC, and on that date FSFC changed its name to "Security Capital Bancorp."

                     The  following summary describes the characteristics of
            the capital stock of SCBC.

            General

                     SCBC's  authorized capital stock consists of 25,000,000
            shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, no par value. Because SCBC is a bank and state savings bank holding company, the rights of SCBC to participate in any distribution of assets of any of its subsidiaries upon the subsidiary's liquidation or reorganization  or  otherwise  (and  thus  the ability of SCBC's shareholders to benefit directly from such distribution) is subject to the prior claims of creditors of that subsidiary, except to the extent that SCBC itself may be a creditor of that subsidiary with recognized claims. Further, claims on SCBC's financial institution subsidiaries by creditors other than SCBC include substantial obligations with respect to deposit liabilities and may, from time to time, include liabilities on purchased funds.

            Preferred Stock

                     The Board of Directors of SCBC is authorized to fix the
            preferences, limitations and relative rights of the SCBC Preferred Stock and may establish series of such SCBC Preferred Stock and determine the variations between series, and may cause SCBC to issue any such shares without the approval of the holders of SCBC Common Stock. No SCBC Preferred Stock is outstanding as of the date hereof. If and when any SCBC Preferred Stock is issued, the holders of SCBC Preferred Stock may have a preference over holders of SCBC Common Stock in the payment of dividends, upon liquidation of SCBC, in respect of voting rights and in the redemption of the capital stock of SCBC.

            Common Stock


                    Dividends.    The  holders  of  SCBC  Common  Stock are
            entitled to share ratably in dividends when and if declared by the Board of SCBC from funds legally available therefor.

                     Voting  Rights.    Each holder of SCBC Common Stock has
            one vote for each share held on matters presented for consideration by the SCBC shareholders.

                     Classification  of  Board  of  Directors.  The Board of
            SCBC is divided into three classes, each serving three-year terms, so that approximately one-third of the directors of SCBC are elected at each annual meeting of the shareholders of SCBC.

                     Preemptive  Rights.    The holders of SCBC Common Stock
            have no preemptive rights to acquire any additional shares of SCBC.

                     Issuance  of  Stock.      The  North  Carolina Business
            Corporation Act ("NCBCA") permits, and the SCBC Amended and Restated Articles of Incorporation ("Restated Articles") authorize, the SCBC Board to issue authorized shares of SCBC Common Stock, SCBC Preferred Stock and any other authorized securities without shareholder approval. However, the SCBC Common Stock is qualified for quotation on the National Market System of the Nasdaq Stock Market, Inc., the rules of which currently require shareholder approval of the issuance of additional shares of SCBC Common Stock under certain circumstances.

                     Liquidation  Rights.    In  the  event  liquidation,
            dissolution or winding-up of SCBC, whether voluntary or involuntary, the holders of SCBC Common Stock will be entitled to share ratably in any of its assets or funds that are available for distribution to its shareholders after the satisfaction of its liabilities (or after adequate provision is made therefor) and after payment of liquidation preferences of any outstanding SCBC Preferred Stock.

            Size and Classification of the Board of Directors

                     Under  its  Restated  Articles,  SCBC's  Board  may not
            number less than 9 or more than 30. The number of directors may be fixed or changed from time to time, within this minimum and maximum, by SCBC's Board. The Restated Articles and Bylaws of SCBC also provide that its Board shall be divided into three classes, with each class containing one-third of the total number of directors as near as may be.

            Shareholder Nominations

                     The  Bylaws  of  SCBC establish procedures that
            must be followed for holders to nominate individuals for election to the Board of Directors of SCBC. Nominations may be made by, or at  the  direction  of,  SCBC's  Board
            or  may  be  made  at  a shareholders'  meeting
            by  any  shareholder of SCBC entitled to vote  for the
            election of directors at such meeting who complies with
            certain  notice  procedures.   Nominations by shareholders
            must  be  made  pursuant  to  timely  notice  in  writing to
            the Secretary  of  SCBC.   To be timely, a shareholder's
            notice must be received at the principal office of SCBC not less than 50 days nor more than 75 days prior to the shareholders' meeting; provided, however, that in the event such applicable shareholders' meeting is not an annual meeting of shareholders, notice by the shareholder to be timely must be received no later than the close of business on the tenth day following the day on which notice of the date of the shareholders' meeting was mailed or public disclosure of such meeting was made,
            whichever  first  occurs.    Such  shareholder's  notice  to the
            Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) his name, age, business address and residence address, (ii) his principal occupation or employment, (iii) the class and number of shares of capital stock of SCBC which are beneficially owned by him, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to applicable regulations promulgated under the Securities Exchange Act of 1934 ("1934 Act"); and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder and (ii) the class and number of shares of capital stock of SCBC which are beneficially owned by the
            shareholder.    SCBC may require any proposed nominee to furnish
            such other information as may reasonably be required by SCBC to determine the eligibility of such proposed nominee to serve as an SCBC director. No person shall be eligible for election as a director of SCBC at a shareholders meeting unless nominated in accordance with these procedures.

            Shareholder Meetings

                     Under  the  Bylaws of SCBC, a substitute annual meeting
            or special meeting of shareholders may be called at any time, upon not less than 10 nor more than 60 days notice, by or at the direction of SCBC's Chairman of the Board, its Chief Executive Officer, its President, a majority of its Board of Directors, or, at any time, SCBC is not a "public corporation" under the NCBCA, by any shareholder pursuant to the request of the holders of at least 10% of all votes entitled to be cast on any issue at the proposed meeting. SCBC is a "public corporation."

            Amendments of Restated Articles and Bylaws

                     SCBC's  Restated  Articles  relating to the approval of
            "Business Combinations" (discussed below) may be amended only by the affirmative vote of the holders of 66.67% of SCBC's outstanding voting shares, and all other provisions may be amended by the vote of the majority of SCBC's voting shares present at the shareholders' meeting at which such amendment proposal is considered. Except with regard to emergency bylaws which may be adopted and amended by the votes permitted by the NCBCA, any amendment to the Bylaws of SCBC require a vote of 60% of all directors in office at the time such amendment is submitted to a vote of the SCBC Board.

            Business Combination Provisions

                     Certain  provisions  of  SCBC's  Restated Articles (the
            "Fair  Price  Provisions")  limit  the  ability  of  a  "Related
            Person"  to  effect  certain  transactions  involving  SCBC.   A
            "Related person" is defined in the Restated Articles to mean a shareholder who beneficially owns, alone or with his or its associates and affiliates, more than 10% of the outstanding voting shares of SCBC. Such transactions, which are referred to below collectively as a "Business Combination," include any transaction in connection with a combination, acquisition, merger or purchase or sale of a substantial portion of the assets of SCBC or a subsidiary thereof (a purchase or sale of 20% or more of the total assets of SCBC or a subsidiary as of the end of the most recent quarterly period being deemed as "substantial") with, by or into a Related Person which requires the approval of, or notice to and absence of objection by, (i) any federal or state regulatory authority of banks, thrifts or their holding companies, or (ii) the Federal Trade Commission or the Antitrust
            Division of the United States Department of Justice, but excluding any reorganization, acquisition, merger, purchase or sale of assets, or combination initiated by SCBC and not involving a Related Person.

                     Under the Fair Price Provisions, a Business Combination
            must (i) be approved by the holders of at least 66.67% of the outstanding voting securities of SCBC, or (ii) comply with the price and disclosure requirements described in the following paragraph, in which case a Business Combination must be approved by the affirmative vote of a majority of the outstanding voting shares of SCBC entitled to vote on such matter, or (iii) be approved by at least two-thirds of the "Continuing Directors," which consist of those SCBC directors who are unaffiliated with the Related Person and were directors of SCBC before the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with the Related Person and is recommended to join the SCBC Board by a majority of the Continuing Directors. These approval provisions are less stringent than those contained in the North Carolina Shareholder Protection Act (described below), which is applicable to SCBC.

                     Under the price and disclosure requirements of the Fair
            Price Provisions, (i) the aggregate consideration to be received per share of SCBC Common Stock in the Business
            Combination by SCBC's shareholders, other than the Related Person, must not be less than the highest price per share paid by such Related Person in acquiring its holdings of SCBC Common Stock, (ii) the consideration to be received by SCBC's shareholders, other than the Related Person, in the Business
            Combination shall be in the same form and of the same kind, except as to an SCBC shareholder who agrees otherwise, as the consideration paid by the Related Person in acquiring any SCBC Common Stock already owned by it (provided, if the Related
            Person   paid  varying  forms  of  consideration,  the  form  of
            consideration paid to SCBC's shareholders in the Business Combination shall either be cash or the form used by the Related Person to acquire the largest number of shares of SCBC Common Stock previously acquired by it), and (iii) a proxy statement in conformity with the 1934 Act, and the regulations thereunder, shall be mailed to all SCBC shareholders and shall contain (A) any recommendations as to the advisability or inadvisability of such Business Combination which the Continuing Directors choose to make and (B) the opinion of reputable financial advisors as to the fairness of the terms of the Business Combinations from the point of view of all SCBC shareholders (other than the Related Person).

                     The  Fair  Price  Provisions are designed to discourage
            attempts   to  take  over  SCBC  in  nonnegotiated  transactions
            utilizing two-tier pricing tactics, which typically involve the accumulation of a substantial block of the target corporation's stock followed by a merger or other reorganization of the acquired company on terms determined by the purchaser. In such two-step takeover attempts, the purchaser generally pays cash to acquire a controlling interest in a company and acquires the remaining equity interest by paying the remaining shareholders a price lower than that paid to acquire the controlling interest, often utilizing noncash consideration.

                     Although  federal  and  state  securities  laws  and
            regulations require that disclosure be made to such shareholders of the terms of such a transaction, these laws provide no assurance that the financial terms of such a transaction will be fair to shareholders or that the shareholders can effectively prevent its consummation. The Fair Price Provisions are intended to address some of the effects of these gaps in federal and state securities law and to prevent some of the potential inequities of two-step
            takeover   attempts   by   encouraging   negotiations   with
            shareholders. Negotiated transactions may result in more favorable terms to SCBC's shareholders because of such factors
            as   timing  of  all  the  transactions,  tax  effects  on  the shareholders,  and  the  fact  that the nature and amount of the consideration paid to all shareholders will be negotiated by the parties at arm's-length rather than dictated by the purchaser.

                     The Fair Price Provisions are designed to protect those
            SCBC shareholders who have not tendered or otherwise sold their shares to a Related Person in the initial step of a takeover attempt to which the requisite majority of SCBC's shareholders or Continuing Directors is not receptive by assuring that at least the same price and form of consideration are paid to such shareholders as were paid in the initial step of the acquisition.

            Constituencies

                     Under  the  SCBC  Related  Articles,  SCBC's  Board  of
            Directors, when evaluating any offer of a "person" which owns 10% or more of SCBC's outstanding Common Stock to make a tender or exchange offer for any equity security of SCBC, to merger or consolidate SCBC with another corporation, or to purchase or otherwise acquire all or substantially all of the assets of SCBC, shall, in connection with the exercise of its judgment in determining what is in the best interests of SCBC and its shareholders, give due consideration to (i) the social and economic effects of the acceptance of such offer on SCBC's depositors, borrowers, other customers, and employees, and on the communities in which SCBC or any of its subsidiaries operates or is located, and (ii) the ability of SCBC and its subsidiaries to fulfill the objectives of a bank and state savings bank holding company and financial institutions, respectively, under applicable federal and state statutes and regulations.

            Statutory Provisions

                     The  North  Carolina  Shareholder  Protection  Act (the
            "Shareholder Protection Act") requires the affirmative vote of 95% of the voting shares of a corporation to approve a business combination with another entity that is the beneficial owner, directly or indirectly, of more than 20% of the voting shares of the corporation or with an affiliate of the corporation which at any time has been a 20% holder of such voting shares,
            unless   the  transaction  was  approved  by  the  corporation's
            stockholders  prior  to such entity's acquisition
            of 20% or more of  the  voting  stock.    A  business
            combination includes any transaction  with  another  entity that  involves  a  merger or consolidation  or a sale or
            lease of all or any substantial part of the corporation's assets to such entity, or a purchase or lease of assets having a value of more than $5,000,000 in e x change
            for  securities  of  such  entity.    The  95%  vote
            requirement  does not apply if certain fair price and
            procedural requirements  are  satisfied.    The  Shareholder
            Protection Act applies  only to a "public corporation,"
            which, under the NCBCA, is  a corporation that has a class
            of stock registered under the 1934  Act.    SCBC  has not
            adopted a bylaw or charter provision electing not to be subject to the Shareholder Protection Act and thus, it is subject to the Act.

                     The  North  Carolina Control Share Acquisition Act (the
            "Control Share Act") generally denies voting rights to those shares acquired in an acquisition which gives a stockholder effective voting control at one of three specified levels, unless the right to vote such shares is approved by a majority of "disinterested stockholders" of the corporation. Shares acquired in an acquisition which brings the total voting power of that stockholder to levels of 20%, 33.3% or more than 50% of the outstanding voting power are control shares. The owner of the control shares, officers of the corporation and directors employed by the corporation are interested stockholders with respect to the granting of voting shares to control shares. The decision to grant voting rights to the control stockholder must be voted upon at the next annual stockholders' meeting, after the acquiring person files certain requests and other information with the corporation. If voting rights are granted to the control shares, other stockholders may have their shares redeemed by the corporation at their fair value. The Control Share Act does not apply to acquisitions of stock pursuant to a merger or tender offer approved by the corporation's board. The Control Share Act applies only to a "covered corporation," which, under the NCBCA, is a corporation with a class of stock registered under the 1934 Act and which has not adopted a bylaw opting out of the coverage of the Control Share Act. SCBC has not adopted any such bylaw provision and thus is subject to the Control Share Act.

            Indemnification and Liability Limitation

                     SCBC's  Bylaws  provide  that  each  present and former
            director and officer of SCBC and its subsidiaries, and each SCBC director or officer who, at the request of SCBC, served as a director, officer, trustee or administrator of any other entity, including any employee benefit plan of SCBC or its subsidiaries, shall be indemnified and reimbursed for any expenses, damages, costs, and payments, including (without limitation) expenses of defense, including attorneys' and experts' fees, and the amount of any judgment, money decree, excise tax, fine, penalty, or settlement for which he or she becomes liable by reason of, or any liabilities incurred in consequence of, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to which such person is, or is threatened to be made a party, to the full extent permitted by the NCBCA. SCBC's Bylaws also reflect certain provisions of the NCBCA applicable to indemnification (e.g., expense advances, procedures to determine the right of a director, officer or other person to indemnification, and the scope of the terms "proceedings," "expenses," and "liabilities).

                     The  SCBC  Restate Articles provide that no director of
            SCBC shall have personal liability arising out of any action whether by or in the right of SCBC or otherwise for monetary damages of more than $5,000 for any breach of duty as a director, provided that this limitation of liability does not apply in certain circumstances set forth in the NCBCA.

    Item 6.  Resignations of Registrant's Directors
            Not Applicable.

    Item 7.  Financial Statements and Exhibits
            Not Applicable.

    Item 8.  Change in Fiscal Year
            Not Applicable.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SECURITY CAPITAL BANCORP


    Date:  January 30, 1995                 By: /c/ David B. Jordan
                                            David B. Jordan, Vice Chairman and
                                            Chief Executive Officer